EXHIBIT 10.17

AMENDMENT NUMBER THREE TO
TEXAS REGIONAL BANCSHARES, INC.
EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

      This Amendment Number Three to the Texas Regional Bancshares, Inc., Employee Stock Ownership Trust Agreement is hereby adopted by Texas Regional Bancshares, Inc. (hereafter referred to as the "Company"). Glen E. Roney, Frank
N. Boggus, and Morris Atlas join in the execution hereof to evidence their acknowledgment of and consent to the terms of this Amendment Number Three. As used herein, the Texas Regional Bancshares, Inc., Employee Stock Ownership Plan (with 401(k) provisions) is herein called the "Plan" and the Texas Regional Bancshares, Inc., Employee Stock Ownership Trust is herein called the "Trust".

      WHEREAS, since the death of Joe M. Kilgore on February 10, 1999 there have been only three persons serving as trustees of the Trust; and

      WHEREAS, the Company has the power to amend the Texas Regional Bancshares, Inc., Employee Stock Ownership Trust Agreement as provided in Section K of said Agreement, and as provided in Section 21 of the Plan; and

      WHEREAS, the Company has previously amended the Texas Regional Bancshares, Inc. Employee Stock Ownership Trust Agreement as provided in Amendment Number One and Amendment Number Two thereto (herein the Trust as amended by Amendment Number One and Amendment Number Two shall be referred to as the "Agreement"); and

      WHEREAS, it is believed by the Board of Directors of Texas Regional Bancshares, Inc. that having three trustees, instead of four, will properly serve the needs and purposes of the Company, the Plan, the Plan participants, the Plan beneficiaries and the Trust;

      NOW, THEREFORE, pursuant to section K of the Agreement, Texas Regional Bancshares, Inc., acting pursuant to authority granted by the Board of Directors of the Corporation, hereby amends the Agreement as follows:

1. The number of Trustees constituting the Board of Trustees of the Trust is hereby reduced to three (3) and the continued appointment of the three persons now serving as Trustees of the Trust, Glen E. Roney, Frank N. Boggus, and Morris Atlas, is hereby ratified, confirmed and approved for all purposes. As used in the Agreement and the Plan, such persons shall for all purposes collectively constitute the Board of Trustees of the Trust, are collectively referred to as the "Trustee" and are individually referred to as an "Individual Trustee" as such terms are used in the Agreement.

2. This Amendment Number Three was adopted by the Board of Directors of the Company at a meeting duly called and held on July 13, 1999. Except as amended hereby, the Agreement shall be and remain in full force and effect.

      IN WITNESS WHEREOF, the Company and the Board of Trustees have caused this Amendment Number Three to the Agreement to be executed this 13th day of July, 1999.

                                    TEXAS REGIONAL BANCSHARES, INC.

                                    By:   /s/ G.E.RONEY
                                          -----------------------------
                                          G.E. Roney
                                          Chairman of the Board
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                             ACCEPTANCE OF TRUSTEES

      Each of the undersigned hereby acknowledges and consents to this Amendment Number Three to the Texas Regional Bancshares, Inc., Employee Stock Ownership Trust Agreement, and by execution below confirms his acceptance of his appointment as a Trustee of the Trust and agrees to be bound by the terms of this Amendment and the Agreement amended hereby.

                                          /s/ G.E. RONEY
                                          -----------------------------
                                          G.E. Roney

                                          /s/ FRANK N. BOGGUS
                                          -----------------------------
                                          Frank N. Boggus

                                          /s/ MORRIS ATLAS
                                          -----------------------------
                                          Morris Atlas